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Exhibit 32.1

Certification of CEO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        I, Matthew Kaplan, President and Chief Executive Officer of KapStone Paper and Packaging Corporation, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

  (1)
  The Annual Report on Form 10-K of the KapStone Paper and Packaging Corporation for the annual period ended December 31, 2017, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KapStone Paper and Packaging Corporation.

Dated: February 23, 2018

By:	/s/ MATTHEW KAPLAN Matthew Kaplan President and Chief Executive Officer

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  Exhibit 32.1
Certification of CEO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002